================================================================================

                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                SOLOPOINT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                                SOLOPOINT, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MAY 21, 1997

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of SoloPoint, Inc., a California corporation (the "Company"), will be held on Wednesday, May 21, 1997 at 11:00 a.m., local time, at the Company's offices located at 130-B Knowles Drive, Los Gatos, California 95030 for the following purposes:

  1. To elect five directors for a term of one year to expire at the Company's Annual Meeting of Shareholders in 1998;

  2. To approve the adoption of amendments to the Company's 1993 Incentive Stock Plan;

  3. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1997; and

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  These items of business are more fully described in the Proxy Statement accompanying this notice.

  Only shareholders of record at the close of business on April 11, 1997 are entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

                                          By order of the Board of Directors

                                          /s/ MICHAEL O'DONNELL
                                          Michael O'Donnell
                                          Secretary

Los Gatos, California
April 25, 1997



 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                SOLOPOINT, INC.

            PROXY STATEMENT FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of the Board of Directors of SoloPoint, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Wednesday, May 21, 1997, at 11:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 130-B Knowles Dr., Los Gatos, California 95030. The Company's telephone number at that address is (408) 364-8850.

  These proxy solicitation materials were mailed on or about April 25, 1997 to all shareholders entitled to vote at the Meeting. The Company's Board of Directors has unanimously approved the matters being submitted for shareholder approval at the Meeting. A copy of the Company's form 10-KSB filed with Securities and Exchange Commission on March 31, 1997 will be furnished by the Company to any shareholder upon written request to the Company. Request should be addressed to Ronald J. Tchorzewski 130 B Krowles Drive, Los Gatos, California 95030.

RECORD DATE; OUTSTANDING SHARES

  Shareholders of record at the close of business on April 11, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, 3,499,780 shares of Common Stock were issued and outstanding held of record by approximately 110 shareholders.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING AND SOLICITATION

  Except as provided below with respect to cumulative voting, each share of Common Stock is entitled to one vote with respect to the matters set forth herein. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of the intention to cumulate such shareholder's votes. In addition, the Company has agreed to grant to each of 4C Ventures L.P. ("4C Ventures") and Ameritech Development Corporation ("Ameritech") the right to nominate one member of the Board of Directors as long as they respectively own more than 3% of the outstanding Common Stock of the Company. Certain principal shareholders of the Company have agreed to vote in favor of such nominees. The Company has also agreed (for a period of 24 months from the closing of the Company's Initial Public Offering which occurred in August 1996) to grant to H.J. Meyers & Co., Inc. the right to nominate one member of the Board of Directors. See "Certain Relationships and Related Transactions".

  The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's officers, directors and regular employees, without compensation, personally or by telephone or telecopy.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

  Proposals which are intended to be presented by shareholders at the Company's next Annual Meeting, which is proposed to be held in May 1998, must be received by the Company no later than December 31, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  At the Meeting, five nominees are to be elected. The persons named in the accompanying proxy have been designated by the Board of Directors, and, unless authority is withheld, the persons named in the proxy intend to elect the nominees named below to the Board of Directors. In the event that additional persons are nominated for election as directors and cumulative voting is properly invoked, the proxy holders intend to cumulate their votes and to vote all proxies received by them in accordance with cumulative voting procedures in such a manner as they believe will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cast will be determined by the proxy holders.

  If a nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

  The nominees, and certain information about them as of December 31, 1996, are set forth below.

                                                                   DIRECTOR
          NAME OF NOMINEE        AGE      COMPANY POSITIONS         SINCE
          ---------------        ---      -----------------        --------
   Charlie Bass(1).............   55 Chairman of the Board of        1993
                                      Directors
   Edward M. Esber Jr. ........   45 Chief Executive Officer,        1995
                                      President, Chief Financial
                                      Officer and Director
   Patrick Grady(2)............   29 Director                        1996
   Giuliano Raviola(1).........   64 Director                        1996
   Charles Ross(2).............   33 Director                        1996

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

  Charlie Bass has served as Director and Chairman of the Board since he co-founded the Company in March 1993. Dr. Bass served as Chief Executive Officer of the Company from March 1995 until October 1995. Dr. Bass is the general partner of Bass Associates, a venture capital firm and has served in that capacity since September 1989. Dr. Bass also currently serves as a Director of Meridian Data, Inc., and Socket Communications, Inc. Dr. Bass is also a consulting professor of electrical engineering at Stanford University. Dr. Bass holds a Ph.D. in electrical engineering from the University of Hawaii.

  Edward M. Esber, Jr. joined the Company as President, Chief Executive Officer, and Director in October 1995 and assumed the position of Chief Financial Officer in May 1996. From May 1994 to June 1995, Mr. Esber was Chairman, Chief Executive Officer and President of Creative Insights, Inc., a computer toys company. From May 1993 to June 1994, Mr. Esber was President and Chief Operating Officer of Creative Labs, Inc., the US subsidiary of Creative Technology Ltd. From 1985 to 1990, Mr. Esber was Chairman, President, Chief Executive Officer and Director of Ashton-Tate, a database software company and maker of dBase. Mr. Esber has served as a director of Quantum Corp. since 1988. Mr. Esber holds a bachelor's degree in computer engineering from Case Western Reserve University, a master's degree in electrical engineering from Syracuse University and a M.B.A. in general management from Harvard Business School.

  Patrick Grady has served as a Director of the Company since September 1996. Mr. Grady has been a Managing Director, Venture Capital for H.J. Meyers & Co., Inc., an investment bank, since June 1993. From June 1993 to March 1996 Mr. Grady was Senior Vice President of Corporate Finance at H.J. Meyers & Co., Inc. From March 1991 to May 1993, Mr. Grady was Vice President of Corporate Finance at Josephthal Lyon & Ross, an investment bank. Mr. Grady also currently serves as a Director of Deltapoint, Inc., and Borealis Technology Corp. Mr. Grady attended Pace University in New York.

  Giuliano Raviola has served as a Director of the Company since September 1996. Mr. Raviola has been a Managing Director of the corporate general partner of 4C Ventures, L.P., a Venture Capital limited partnership, since March 1995. Prior to that time, Mr. Raviola was self-employed as a consultant from January 1993 to February 1995. From January 1991 to December 1992, Mr. Raviola was President of Olivetti ATC Inc., a developer of computers and information systems. From September 1990 to December 1992, Mr. Raviola was President of International Technology Ventures, Inc., a venture capital firm. Mr. Raviola also currently serves as director of several private companies. Mr. Raviola holds degrees in engineering from Politecnico in Turin, Italy, and from Columbia University in New York.

  Charles Ross has served as a Director of the Company since September 1996. Mr. Ross has been a Director of Venture Capital for Ameritech Development Corporation, a subsidiary of Ameritech Corporation, since May 1993. Prior to that time, Mr. Ross was a Manager of General Electric Medical Systems, a manufacturer of diagnostic imaging systems from May 1992 to May 1993. Mr. Ross holds a bachelor's degree in Electrical Engineering from Marquette University and a M.B.A. from Indiana University.

  All of the foregoing individuals are currently serving as directors of the Company.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors held eleven meetings and took action by written consent three times during fiscal 1996. No incumbent director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held which such person was a director and (ii) the total number of meetings held by all committees on which such director served while a member of the Board of Directors.

  The Board of Directors has two standing committees: the Compensation Committee and the Audit Committee. The Board of Directors has no nominating committee or any other committee performing a similar function.

  Directors Charlie Bass and Giuliano Raviola serve on the Compensation Committee, which establishes salaries and incentive compensation for employees of the Company other than executive officers, and makes recommendations to the Board of Directors with regard to salaries and incentive compensation for executive officers of the Company. The Compensation Committee held one meeting during fiscal 1996. Messrs. Bass and Raviola each attended the committee meeting.

  Directors Charles Ross and Patrick Grady serve on the Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held one meeting during fiscal 1996. Messrs. Ross and Grady each attended the committee meeting.

COMPENSATION OF DIRECTORS

  The Company's directors do not currently receive any cash compensation for service on the Board of Directors, but directors may be reimbursed for reasonable expenses incurred in connection with attendance at Board committee meetings.

  Subject to shareholder approval of Proposal No. 2 herein, non-employee directors will be entitled to participate in the Company's 1993 Incentive Stock Plan. During fiscal year 1996 and subject to shareholder approval of Proposal No. 2 herein, Messrs. Jean-Claude Asscher and Martin Mazner, former directors of the

Company, were each granted options to purchase 1,200 shares of Common Stock of the Company pursuant to the 1993 Incentive Stock Plan. Option grants under the 1993 Incentive Stock Plan are determined by the Board of Directors or by a committee appointed by the Board of Directors.

REQUIRED VOTE

  The five nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote will be elected as directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                   VOTE "FOR" THE ELECTION OF THE NOMINEES.

                                PROPOSAL NO. 2

                    AMENDMENT OF 1993 INCENTIVE STOCK PLAN

GENERAL

  The Company's 1993 Incentive Stock Plan (the "Incentive Plan"), was originally adopted by the Board of Directors and approved by the shareholders in March 1993. The Incentive Plan provides for grants of incentive stock options, nonstatutory stock options, and stock purchase rights to employees (including employees who are officers) of the Company and its subsidiaries. The Incentive Plan also provides for grants of nonstatutory stock options and stock purchase rights to consultants. There are currently 397,000 shares of Common Stock reserved for issuance under the Incentive Plan. As of March 31, 1997, options to purchase 216,213 shares were outstanding under the Incentive Plan and 58,957 shares remained available for future grant. The Incentive Plan may be administered by the Board of Directors or by a committee appointed by the Board. The Incentive Plan is currently administered by the Board of Directors.

PROPOSAL

  The principal changes in the Company's Incentive Plan that the shareholders are being asked to approve at the 1997 Annual Meeting are summarized below and set forth in more detail under "Summary of the Incentive Plan, as amended". A copy of the amended Incentive Plan will be furnished by the Company to any shareholder upon written request to the Company addressed to Ronald J. Tchorzewski 130-B Knowles Dr., Los Gatos, California 95030.

  1. In April 1997, the Board of Directors approved an increase in the number of shares reserved for issuance under the Incentive Plan by 500,000 shares. The Board of Directors believes the proposed increase in the number of shares reserved for issuance under the Plan is in the best interest of the Company. In particular, the Board of Directors has determined that the proposed increase will provide an adequate reserve of shares for issuance under the Plan and thus enable the Company to attract and retain valuable employees.

  2. In September 1996, the Board of Directors approved an amendment to the Incentive Plan to provide for grants of nonstatutory stock options pursuant to the Incentive Plan to non-employee directors of the Company. The Company does not currently have a separate director option plan and therefore does not have the requisite mechanism by which to grant stock options to non-employee directors of the Company. The Board of Directors believes that such grants are advisable for attracting and retaining the best available personnel for service as non-employee directors of the Company as well as rewarding and encouraging the continued service of the current non-employee directors. The Board of Directors believes that the ability to grant options to non-employee directors will be important to the future success of the Company by allowing it to accomplish these objectives. As of March 31, 1997 and subject to shareholder approval of this Proposal No.2, two former non-employee directors of the Company, Messrs. Asscher and Mazner were granted nonstatutory stock options to each purchase 1,200 shares of the Common Stock of the Company.

  3. In July, 1996, the Board of Directors approved an amendment conforming the Incentive Plan to Internal Revenue Code Section 162(m) to preserve the Company's ability to deduct related compensation expenses for federal tax purposes under Section 162(m). In particular, no employee shall be granted, in any fiscal year of the Company, options to acquire in the aggregate more than 75,000 shares of Common Stock. The Company may, however, make an additional one-time grant to newly hired employees of up to an additional 75,000 shares of Common Stock. This limitation shall adjust proportionately in connection with any change in recapitalization.

  Section 162(m) was added in 1993 to the Internal Revenue Code of 1986.
Section 162(m) limits the deduction for compensation to the chief executive officer and each of the four other most highly compensated employees to no more than $1,000,000 per fiscal year. This limitation does not apply to compensation attributable to stock options if, among other things, the option plan includes limits on option grants such as the limitation described above. Approval of the Incentive Plan by the Shareholders is required in order for stock options to qualify as "performance-based" compensation under Section 162(m) of the Code.

SUMMARY OF THE INCENTIVE PLAN, AS AMENDED

  The essential features of the Incentive Plan, as amended and restated, are summarized below. This summary does not purport to be complete and is subject to, and qualified by reference to, all provisions of the Incentive Plan, as amended and restated, a copy of which is available from the Company upon request.

  General. The purpose of the Incentive Plan is to attract and retain the best available personnel, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Incentive Plan. Options granted under the Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

  Administration. The Incentive Plan may generally be administered by the Board or a committee appointed by the Board. The administrators of the Incentive Plan are referred to herein as the "Administrator."

  Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the Incentive Plan to employees, consultants and directors of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, consultants and directors to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Incentive Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 75,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options or stock purchase rights to purchase up to an additional 75,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a nonstatutory stock option shall be determined by the Administrator. The fair market value of the Common Stock is generally determined with reference to the mean of the bid and asked prices of the Common Stock for the date of grant as reported by the Wall Street Journal or the NASDAQ National Market System.

    (b) Exercise of Option; Form of Consideration. The Administrator specifies in the option agreement when options become exercisable. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Incentive Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, any combination thereof, reduction of any liability to optionee, or any other legal form of consideration.

    (c) Term of Option. The term of option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Incentive Plan expire on the earlier of (i) the date set forth in his or her notice of grant (which date in the case of an incentive stock option may not be more than three
  (3) months after the date of such termination, and in the case of a nonstatutory stock option, may not be more than six (6) months after the date of such termination), or (ii) the expiration date of such option. To the extent the option is exercisable at the time of the optionee's termination, the optionee may exercise all or part of his or her option at any time before it terminates.

    (e) Disability. If an optionee's employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the Incentive Plan expire (i) 6 months from the date of such termination (or such longer period of time not exceeding 12 months as determined by the Administrator), but only to the extent that the optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the option as set forth in the notice of grant). The optionee (or the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

    (f) Death. In the event of an optionee's death: (i) during the optionee's employment or consulting relationship with the Company where the optionee has been in continuous status as an employee or consultant of the Company since the date of the grant of the option, the option may be exercised, at any time within 6 months of the date of death (but no later than the expiration date of such option) by the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the optionee's right to exercise the option would have accrued if he or she had remained an employee or consultant of the Company 6 months after the date of death; or (ii) within 30 days (or such other period of time not exceeding 3 months as determined by the Administrator) after the optionee's employment or consulting relationship with the Company terminates, the option may be exercised at anytime within 6 months (or such other period of time as determined by the Administrator) following the date of death (but in no event later than the expiration date of the option) by the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent of the optionee's right to exercise the option at the date of termination.

    (g) Nontransferability of Options: Options granted under the Incentive Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

    (h) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Incentive Plan as may be determined by the Administrator.

  Stock Purchase Rights. A stock purchase right gives the purchaser a period of no longer than 6 months from the date of grant to purchase Common Stock. The purchase price of Common Stock purchased pursuant to a stock purchase right is determined in the same manner as for nonstatutory stock options. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Incentive Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Incentive Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may allow the optionees to exercise their options as to all the stock covered by such options fifteen (15) days prior to the consummation of the liquidation or dissolution.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right may be substituted by the successor corporation. If the successor corporation refuses to assume an option or stock purchase rights, or to substitute substantially equivalent options or rights, then the optionee shall fully vest in and have the right to exercise the option or stock purchase right as to all of the stock subject to such option or stock purchase right, including shares as to which it would not otherwise be vested or exercisable.

  Amendment and Termination of the Incentive Plan. The Board may amend, alter, suspend or terminate the Incentive Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Incentive Plan to the extent necessary to comply with
Section 162(m) of the Code and Section 422 of the Code, or any other applicable rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the Incentive Plan without the consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

  The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve and ratify the amendment to the Incentive Plan.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1993 INCENTIVE STOCK PLAN

                                PROPOSAL NO. 3

              CONFIRMATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP to audit the financial statements of the Company for the year ending December 31, 1997, and recommends that the shareholders confirm the selection. In the event of a negative vote, the Board will reconsider its selection.

  Ernst & Young LLP has audited the Company's financial statements since March 1993. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve the selection of Ernst & Young LLP as the independent auditors of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
      VOTE "FOR" THE CONFIRMATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
       AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 1997.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of March 31, 1997 by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each of the other executive officers of the Company other than the Chief Executive Officer whose total salary and bonus for fiscal year 1996 exceeded $100,000 (together, the "Named Officers") and (iv) all executive officers and directors as a group.

  FIVE PERCENT SHAREHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS(1)                             NUMBER  PERCENT
-----------------------------------                             ------- -------
Bass Associates(2)(3).......................................... 404,633  11.5%
  435 Tasso Street
  Suite 325
  Palo Alto, CA 94301
4C Ventures, L.P.(3)(4)........................................ 241,856   6.8%
  c/o Queensgate Bank and Trust Company, Ltd.
  P.O. Box 30646, Seven Mile Beach
  George Town, Grand Cayman
  Cayman Islands
Ameritech Development Corporation(3)(5)........................ 240,807   6.8%
  30 South Wacker Drive
  Chicago, IL 60606
Edward M. Esber, Jr.(3)(6)..................................... 200,010   5.7%
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95030
Arthur G. Chang(3)(7).......................................... 115,000   3.3%
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95030
Giuliano Raviola(8)(4)......................................... 241,856   6.8%
  4C Ventures, Inc.
  10261 Bubb Road
  Cupertino, CA 95014
Charles Ross(9)................................................       0     *
  Ameritech Development Corporation
  30 South Wacker Drive
  Chicago, IL 60606
Ronald J. Tchorzewski..........................................       0     *
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95030
Patrick Grady(10)..............................................  10,000     *
  H.J. Meyers & Co., Inc.
  433 California Street
  Suite 300
  San Francisco, CA 94104

  FIVE PERCENT SHAREHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS(1)                              NUMBER  PERCENT
-----------------------------------                              ------- -------
Charlie Bass(11)................................................ 404,633  11.5%
  435 Tasso Street
  Suite 325
  Palo Alto, CA 94301
Bryan Kerr......................................................   3,000     *
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95030
All directors and officers as a group (8 persons)(12)........... 974,499  27.6%

--------
*   Less than 1%

 (1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

 (2) Includes warrants to purchase 30,628 shares of Common Stock.

 (3) In connection with the issuance of the certain convertible notes (see "Certain Relationships and Related Transactions"), the Company has agreed to grant to each of 4C Ventures and Ameritech the right to nominate one member of the Board of Directors so long as they respectively own more than 3% of the outstanding Common Stock of the Company. These shareholders by a Voting Agreement dated July 14, 1996 have agreed to vote in favor of such nominees.

 (4) Includes 40,000 shares subject to warrants exercisable within 60 days from April 11, 1997.

 (5) Includes 36,000 shares subject to warrants exercisable within 60 days from April 11, 1997. Ameritech Development Corporation is a subsidiary of Ameritech Corporation.

 (6) 200,000 of Mr. Esber's shares are subject to repurchase options granted to the Company under two separate agreements. The first agreement grants the Company an option to repurchase 140,000 of Mr. Esber's shares within 90 days following the termination of Mr. Esber's employment with the Company. Under the agreement, one-fourth (35,000) of the shares were released from the repurchase option on November 26, 1996, and one-forty-eighth (approximately 2,917) of the shares were released from the repurchase option on October 26, 1996 and one-forty-eighth of the share will be released on the twenty-sixth day of each month thereafter until all of the shares have been released. In the event of a Change of Control of the Company (as defined in the agreement), an additional number of shares equal to one-half of the number of shares that have not been released from the Company's repurchase option as of the closing of such Change in Control shall become immediately exercisable on the consummation of such Change in Control. The second agreement grants the Company an option to repurchase the remaining 60,000 shares within 90 days following the termination of Mr. Esber's employment with the Company. Under the agreement, one-forty-eighth (1,250) of the shares were released on June 1, 1996, and an additional one-forty-eighth of the shares are to be released on the first day of each month thereafter until all of the shares have been released. The second agreement contains identical Change of Control provisions as the agreement governing the aforementioned 140,000 shares.

 (7) Mr. Chang's shares are subject to repurchase options granted to the Company under two separate agreements. The first agreement grants the Company an option to repurchase 75,000 of Mr. Chang's shares within 90 days following the termination of Mr. Chang's employment with the Company. Under the agreement, one-fourth (18,750) of the shares were released from the repurchase option on January 1, 1997. One-forty-eighth (approximately 1,563) of the shares were released from the repurchase option on February 1, 1997 and on the first day of each month thereafter until all of the shares have been released. In the event of a Change of Control of the Company (as defined in the agreement), an additional number of shares equal to one-half of the number of shares that have not been released from the Company's repurchase option as of the closing of such Change in Control shall become immediately exercisable on the consummation of such Change in Control. The second agreement grants the Company an option to repurchase the remaining 40,000 shares within 90 days following the termination of Mr. Chang's employment with the Company. Under the agreement, one-forty-eighth (approximately 833) of the shares were released on June 1, 1996, and an additional one-forty-eighth of the shares will be released on the first day of each month thereafter until all shares have been released. The second agreement contains identical Change of Control provisions as the agreement governing the aforementioned 75,000 shares.

 (8) Mr. Raviola, a director of the Company, is a Limited Partner of 4C Associates, L.P., which is the General Partner of 4C Ventures, L.P. Mr. Raviola may be deemed to be the beneficial owner of shares owned by 4C Ventures, L.P. Mr. Raviola is 4C Ventures' nominee to the Board of Directors pursuant to an agreement with the Company. See "Certain Relationships and Related Transactions."

 (9) Mr. Ross, a director of the Company, is Ameritech's nominee to the Board of Directors pursuant to an agreement with the Company. See "Certain Relationships and Related Transactions."

(10) Mr. Grady, a director of the Company, is H.J. Meyers & Co., Inc's. nominee to the Board of Directors pursuant to an agreement with the Company. See "Certain Relationships and Related Transactions."

(11) Dr. Bass, a director of the Company, is the controlling General Partner of Bass Associates and may be deemed to share voting and investment power with respect to those shares. However, Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.

(12) Includes 30,628 shares subject to warrants exercisable within 60 days from April 11, 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Since the Company's inception in March 1993, the Company issued, in private placement transactions (collectively, the "Private Placement Transactions"), shares of Preferred Stock and warrants to purchase Preferred Stock as follows: an aggregate of 25,013 shares of Series A-1 Preferred Stock at $10.00 per share in January 1994; an aggregate of 7,500 shares of Series A-1 Preferred Stock was exchanged for 300,000 shares of Common Stock in a recapitalization-- the Company received no cash as a result of this recapitalization; an aggregate of 79,527 shares of Series A-2 Preferred Stock at $3.50 per share and warrants to purchase 8,570 shares of Series A-2 Preferred Stock at $3.50 per share in May 1994; an aggregate of 143,750 shares of Series A-3 Preferred Stock at $4.00 per share in July and August 1994; an aggregate of 100,795 shares of Series A-4 Preferred Stock at $4.50 per share in December 1994 and January 1995; an aggregate of 154,000 shares of Series A-5 Preferred Stock at $5.00 per share in March and April 1995; an aggregate of 85,000 shares of Series A-6 Preferred Stock at $6.00 per share in June 1995; warrants to purchase an aggregate of 57,320 shares of Series A-7 Preferred Stock at $5.00 per share in September and October 1995; an aggregate of 532,853 shares of Series A-7 Preferred Stock and warrants to purchase 186,950 shares of Series A-7 Preferred Stock at $5.00 per share in February and March 1996, in exchange for cash of $1,200,500 and cancellation of $1,433,000 of convertible notes payable plus $30,770 of accrued interest. Investors purchasing Series A-7 Preferred Stock for cash were issued a warrant to purchase 50% of the number of shares they purchased resulting in the issuance of warrants for 120,050 shares of Series A-7 Preferred Stock at an exercise price of $5.00 per share. Holders of convertible notes payable who converted their notes into Series A-7 Preferred Stock and purchased shares of Series A-7 Preferred Stock for cash as requested by the Company, were issued additional warrants to purchase the number of shares of Series A-7 Preferred Stock that, when combined with the warrants previously issued in connection with the convertible promissory notes, equaled 50% of the number of shares of Series A-7 Preferred Stock purchased in the financing by cash or cancellation of indebtedness. This resulted in the issuance of warrants to purchase an additional 66,900 shares of Series A-7 Preferred Stock at $5.00 per share. As part of the Series A-7 financing, approximately 76,667 shares of Series A-6 Preferred Stock were converted into 92,000 shares of Series A-7 Preferred Stock. Additionally, after the closing of the Series A-7 financing, a consultant of the Company was issued 8,000 shares of Series A-7 Preferred Stock in exchange for services rendered to the Company.

  Participants in the Private Placement Transactions included the following directors, executive officers and holders of more than 5% of the outstanding shares of Common Stock:

                                              WARRANTS                                          WARRANTS
                                                 FOR                                               FOR
                           SERIES    SERIES   SERIES A-  SERIES    SERIES    SERIES    SERIES    SERIES
                             A-1       A-2        2        A-3       A-4       A-5       A-7       A-7
                          PREFERRED PREFERRED PREFERRED PREFERRED PREFERRED PREFERRED PREFERRED PREFERRED
        INVESTOR            STOCK     STOCK     STOCK     STOCK     STOCK     STOCK     STOCK     STOCK
        --------          --------- --------- --------- --------- --------- --------- --------- ---------
                                                         NUMBER OF SHARES
                          -------------------------------------------------------------------------------
Bass Associates.........   27,500    14,521     2,428    12,500    14,210    10,000     66,774   28,200
Ameritech Development
 Corporation............                                                               104,119   16,000
Hambrecht & Quist Group.                                                     35,000     24,624   12,200
H&Q
 London Ventures........                                                     35,000     21,974   10,900
Charles Simonyi.........                                                                71,166   35,000
New Jersey Wolfson
Trust...................                                                                68,790   33,800
J.F. Shea Co., Inc......                                                               100,748   50,000

  Upon the closing of the Company's Initial Public Offering on August 6, 1996, all outstanding shares of Preferred Stock automatically converted into an aggregate of 1,145,438 shares of Common Stock and all warrants to purchase Preferred Stock became exercisable for an equivalent number of shares of Common Stock at an identical per share exercise price.

  In February 1996, Edward M. Esber, Jr., Chief Executive Officer, President, Chief Financial Officer and Director, and the Company, entered into a Restricted Stock Purchase Agreement pursuant to which Mr. Esber bought 140,000 shares of the Company's Common Stock, at a price of $0.50 per share. These shares are subject to repurchase by the Company, at the original $0.50 purchase price per share, upon Mr. Esber's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $70,000 to Mr. Esber pursuant to a promissory note secured by the 140,000 shares of restricted Common Stock purchased by Mr. Esber. Mr. Esber serves pursuant to an employment agreement under which he is entitled to severance payments. See "Beneficial Security Ownership of Management & Certain Beneficial Owners" and "Executive Compensation."

  In February 1996, Bass Associates and the Company, entered into a Restricted Stock Purchase Agreement pursuant to which Bass Associates bought 11,000 shares of the Company's Common Stock, at a price of $0.50 per share. Charlie Bass, the Chairman of the Board of Directors, is the General Partner of Bass Associates. These shares are subject to repurchase by the Company, at the original $0.50 price per share, upon Dr. Bass's cessation of service prior to vesting in these shares.

  In February 1996, Arthur G. Chang, Chief Operating Officer, and the Company, entered into a Restricted Stock Purchase Agreement pursuant to which Mr. Chang bought 75,000 shares of the Company's Common Stock, at a price of $0.50 per share, pursuant to the Incentive Plan. These shares are subject to repurchase by the Company, at the original $0.50 purchase price per share, upon Mr. Chang's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $37,500 to Mr. Chang pursuant to a promissory note secured by the 75,000 shares of restricted Common Stock purchased by Mr. Chang. In addition, Mr. Chang serves pursuant to an employment arrangement at a current annual salary of $85,000.

  In April 1996, the Board of Directors approved a sale of 60,000 shares of the Company's Common Stock at a price of $0.50 per share to Mr. Esber pursuant to a Restricted Stock Purchase Agreement. In May 1996, Mr. Esber executed the Restricted Stock Purchase Agreement pursuant to which the shares are subject to repurchase by the Company, at the original $0.50 purchase price per share, upon Mr. Esber's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $30,000 to Mr. Esber pursuant to a promissory note secured by the 60,000 shares of restricted Common Stock purchased by Mr. Esber.

  In April 1996, the Board of Directors approved the sale of 40,000 shares of the Company's Common Stock at a price of $0.50 per share to Mr. Chang pursuant to a Restricted Stock Purchase Agreement. In May 1996, Mr. Chang executed the Restricted Stock Purchase Agreement pursuant to which the shares are subject to repurchase by the Company, at the original $0.50 purchase price per share, upon Mr. Chang's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $20,000 to Mr. Chang pursuant to a promissory note secured by the 40,000 shares of restricted Common Stock purchased by Mr. Chang.

  In June 1996, the Company issued $1,000,000 and $500,000 in principal amount of the Convertible Notes to 4C Ventures and Ameritech, respectively. The Convertible Notes were automatically converted into 302,544 shares of Common Stock upon the closing of the Company's IPO. In connection therewith, the Company granted such parties warrants to purchase an aggregate of 60,000 shares of Common Stock at a per share exercise price of $5.00. In addition, the Company has agreed to grant to each of 4C Ventures and Ameritech the right to nominate one member of the Board of Directors as long as they respectively own more than 3% of the outstanding Common Stock of the Company. Certain principal shareholders of the Company have agreed to vote in favor of such nominees.

  In August 1996, as part of its underwriting agreement with H.J. Meyers & Co., Inc. (the underwriters for the Company's Initial Public Offering), the Company agreed (for a period of 24 months from the closing of the Initial Public Offering in August 1996) to grant to H.J. Meyers & Co., Inc. the right to nominate one member of the Board of Directors.

  Unless otherwise indicated, transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company will continue to seek the most favorable terms available from both affiliates and nonaffiliates.

                            EXECUTIVE COMPENSATION

COMPENSATION TABLES

  Summary Compensation Table. The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for fiscal year 1996 exceeded $100,000 (collectively the "Named Officers").

                                ANNUAL COMPENSATION    LONG-TERM
NAME OF PRINCIPAL        FISCAL -------------------- COMPENSATION     ALL OTHER
POSITION                  YEAR  SALARY($)  BONUS($)  OPTIONS/SARS# COMPENSATION($)
-----------------        ------ --------- ---------- ------------- ---------------
Edward M. Esber, Jr.,...  1996  $180,000  $45,000(2)      --          $4,496(3)
 Chief Executive          1995    32,637         --                         --
 Officer,
 President, Chief
 Financial Officer
 and Director(1)
Arthur G. Chang,........  1996   104,583         --       --           4,197(3)
 Chief Operating
 Officer(4)

--------
(1) Mr. Esber joined the Company in October 1995.

(2) Represents bonus earned by the Named Officer based upon his performance in the year noted but credited in the subsequent year against the Named Officer's indebtedness to the Company. See "Certain Relationships and Related Transaction."

(3) Consists of life and health insurance premiums paid by the Company.

(4) Mr. Chang joined the Company in February 1996.

  Employment Contracts. In October 1995, The Company entered into an employment agreement with Edward M. Esber, Jr., President and Chief Executive Officer of the Company. Pursuant to such agreement,

Mr. Esber receives an annual base salary of $180,000 plus a performance bonus of up to $45,000 for fiscal 1996. If Mr. Esber's employment is involuntarily terminated without cause prior to November 1, 1999, Mr. Esber will continue to receive his base salary and benefits for a period of six months from the date of termination. See "Certain Relationships and Related Transactions."

  In February 1996, the Company entered into an employment agreement with Arthur G. Chang, the Chief Operating Officer of the Company. Pursuant to such agreement, Mr. Chang received an annual salary of $85,000. In July 1996, Mr. Chang's annual salary was increased to $132,000. See "Certain Relationships and Related Transactions."

  The Company currently has no other compensatory plan or arrangement with any of the Named Officers where the amounts to be paid exceed $100,000 and which are activated upon resignation, termination or retirement of any such executive officer upon a change in control of the Company.

STOCK OPTION INFORMATION

  During the fiscal year ended December 31, 1996, there were no grants of stock options to, nor any exercise of stock options by the Named Officers.

                    RECENT SALES OF UNREGISTERED SECURITIES

  In February 1996, a total of 642,855 shares of Series A-7 Preferred Stock were issued to accredited investors at a price of $5.00 per share for a total value of $3,214,275. Consideration for the shares consisted of cash ($1,200,500), cancellation of convertible promissory notes ($1,463,770), and exchange of shares of Series A-6 Preferred Stock. In connection with the financing, the Company also issued warrants exercisable for a total of 2,442,700 shares of Series A-7 Preferred Stock. The Company relied upon
Section 4(2) as the exemption from the registration requirements of the Securities Act of 1933, as amended. No underwriters were used and no commission was paid. See "Certain Relationships and Related Transactions".

  In June 1996, pursuant to a bridge loan financing, the Company issued convertible promissory notes totaling $1,500,000 to Ameritech and 4C Ventures which automatically converted into shares of Common Stock upon the Company's IPO. The Company also issued warrants exercisable for a total of 30,000 shares of common stock at $5.00 per share. The Company relied upon Section 4(2) as the exemption from the registration requirements of the Securities Act of 1933, as amended. No underwriters were used and no commission was paid. See "Certain Relationships and Related Transactions".

                               LEGAL PROCEEDINGS

  The Company is not a party to any legal proceeding.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                SOLOPOINT, INC.

                      1997 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 21, 1997

  The undersigned shareholder of SOLOPOINT, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 25, 1997 and hereby appoints Edward M. Esber, Jr. and Ronald J. Tchorzewski, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of SOLOPOINT, INC. to be held on May 21, 1997 at 11:00 a.m. local time, at 130-B Knowles, Los Gatos, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below, and in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

-------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                     (Continued and to be signed on other side)


                             FOLD AND DETACH HERE

                                                                [X] Please mark
                                                                    your votes
                                                                    as indicated

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of Directors, FOR the amendment of the 1993 Incentive Stock Plan, FOR the ratification of the appointment of Ernst & Young LLP as Independent Auditors and as said proxies deem advisable on such other matters as may properly come before the meeting.


                                                       FOR   WITHHELD FOR ALL
Item 1-Election of directors:                          [_]        [_]
Charlie Bass, Edward M. Esber, Jr., Patrick Grady,
Giuliano Raviola and Charles Ross.


WITHHELD FOR: (To withhold authority to vote for one nominee write his name on the line below.


-------------------------------------------------


                                                       FOR   AGAINST   ABSTAIN
Item 2-Proposal to approve the amendment to the        [_]     [_]       [_]
Company's 1993 Incentive Stock Plan (the "Incentive
Plan") to provide for grants of options to non-employee directors and to increase the number of shares reserved for issuance under the Incentive Plan from 397,000 to 897,000 shares:

                                                       FOR   AGAINST   ABSTAIN
Item 3-Proposal to ratify the appointment of           [_]     [_]       [_]
Ernst & Young LLP as Independent Auditors of the Company for the fiscal period ending
December 31, 1997:


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


Signature(s) ___________________________   Date _________________________, 1997

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears on the stock certificate(s), and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its authorized officer, with the office held designated. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                             FOLD AND DETACH HERE